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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                           Form 8-K

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 11, 1996


                      Patapsco Bancorp, Inc.
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(Exact name of Registrant as specified in its charter)


    Maryland                       0-20832          52-1951797
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(State or other jurisdiction     (Commission     (I.R.S. Employer
of incorporation)                File Number)   Identification No.)


1301 Merritt Boulevard, Dundalk, Maryland             21222
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (410) 285-1010
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                     Not Applicable
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(Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS
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     On October 11, 1996, the Registrant announced stockholder
approval of a stock option plan and management recognition plan. Pursuant to the management recognition plan, a trust will purchase up to 14,502 shares, representing 4% of the Registrant's outstanding common stock, in order to make awards of restricted stock under the plan. The Registrant also announced that effective September 30, 1996, its wholly owned subsidiary successfully completed its charter conversion from a federally chartered savings and loan association to a Maryland-chartered commercial bank and changed its name from Patapsco Federal Savings and Loan Association to the Patapsco Bank. The Registrant also announced that it had filed a private letter ruling request with the Internal Revenue Service regarding the tax free nature of a possible return of capital distribution to its shareholders. For further information, reference is made to the Registrant's press release dated October 11, 1996, which is attached hereto as Exhibit 28.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K indexed to their location in the sequentially numbered copy.

  Exhibit No.                  Description
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    99.1           Press Release, dated October 11, 1996.


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                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   PATAPSCO BANCORP, INC.

Date: October 15, 1996             By: /s/ Joseph J. Bouffard
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                                       Joseph J. Bouffard
                                       President